Exhibit 99.1

Epic Bancorp

851 Irwin Street

San Rafael, CA  94901

(415) 460-2760

For Immediate Release
January 20, 2005

Contact:	Kit M. Cole
Chairman/CEO
415-460-2760

Epic Bancorp Announces Continued Record Performance

San Rafael, CA—January 19, 2005—Epic Bancorp (“the Company”) (NASDAQ:EPIK), the holding company for Tamalpais Bank (“the Bank”), today reported a 59% increase in fourth quarter net income and a 23% increase in full year net income for the quarter and year ended December 31, 2004 over the same periods in the prior year.

The Company reported net income of $1,046,000, or $0.28 per diluted share, for the fourth quarter of 2004 compared to $658,000, or $0.21 per diluted share, for the same period in 2003, representing a 59% increase in net income and a 33% increase in earnings per share.

For the year ended December 31, 2004 the Company recorded net income of $3,448,000, or $0.94 per diluted share, compared to $2,798,000, or $0.87 per diluted share, for the same period in 2003, representing a 23% increase in net income and an 8% increase in earnings per share.  The Company increased the number of shares outstanding by 16% through the sale of 510,599 new shares in February 2004.  The quarterly and full year net income and earnings per share were all at the highest levels in the Company’s history.

Return on average common equity for the three months and full year ended December 31, 2004 were 18.2% and 17.2%, respectively, compared to 19.4% and 22.2% for the three months and full year ended December 31, 2003, respectively.  These decreases were the result of the increase in the number of shares outstanding despite the record earnings in 2004.

Total assets of the Company increased to $426 million as of December 31, 2004, up 41% from $302 million in total assets as of December 31, 2003.  For the full year 2004, the Company’s loans grew $79 million to $326 million, stockholders’ equity increased $9 million to $23 million, and deposits rose $63 million to $275 million.  Book value per share increased to $6.32, up from $4.42 a year earlier.

Highlights for the most recent quarter included:

•                  Record level of loans, deposits, and total assets, as loans grew by $22 million (7%), deposits grew by $32 million (13%), and assets grew by $24 million (5%).

•                  Tamalpais Bank announced that former California State Secretary for Education Kerry Mazzoni had been appointed to its Board of Directors, effective Jan. 1, 2005.

•                  Tamalpais Bank received the Business Achievement Award from the Marin Economic Commission for its continued growth and its support of small businesses and non-profit organizations.

“We are pleased with our performance in the last quarter and over the last year, as we have continued to produce record earnings while expanding our branch network and taking the Company public,” said Kit M. Cole, Chairman and CEO of the Company.  “In 2004 we positioned ourselves for future growth by improving our access to capital markets and broadening our geographic reach, and have produced for our shareholders a 17.2% return on equity on an expanded capital base.”

“Our balance sheet remains very strong,” said Mark Garwood, President and CEO of Tamalpais Bank.  “We’ve seen tangible results in our new branches of our efforts to increase our Marin County market share and as a result have benefited from strong deposit growth.  Our loan portfolio also grew to record levels while maintaining excellent credit quality.  We ended the year with just one non-performing loan and had no loan charge-offs in 2004 for the eighth consecutive year.  Our new small business lending division is also off to a strong start, as we became the second largest originator of SBA 7A loans in Marin County after less than one full year of operations.”

About Tamalpais Bank in the Community

From its inception in 1991, Tamalpais Bank has made its commitment to the Marin County community a priority, establishing and continuing to underwrite the annual Heart of Marin program, recognizing outstanding contributions to the Marin non-profit community through its Community Outreach Program.

About Epic Bancorp

Epic Bancorp, based in San Rafael, CA, is the holding company of Tamalpais Bank, which operates five full-service branches in Marin County, with a sixth expected to open in Corte Madera in summer 2005.  The Company had $426 million in assets and $275 million in deposits for the period ended December 31, 2004.  Shares of the Company’s common stock are traded on the NASDAQ Small Cap Market System under the symbol EPIK.  For additional information, please contact Ms. Cole at (415)-460-2760 or Mr. Garwood at (415) 454-1212.

This news release contains forward-looking statements with respect to the financial condition, results of operation and business of Epic Bancorp and its subsidiaries. These include, but are not limited to, statements that relate to or are dependent on estimates or assumptions relating to the prospects of loan growth, credit quality and certain operating efficiencies resulting from the operations of Tamalpais Bank. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) competitive pressure among financial services companies increases significantly; (2) changes in the interest rate environment reduce interest margins; (3) general economic conditions, internationally, nationally or in the State of California are less favorable than expected; and (4) legislation or regulatory requirements or changes adversely affect the business in which the combined organization will be engaged;(5) other risks detailed in the Epic Bancorp filings with the Securities and Exchange Commission. When relying on forward-looking statements to make decisions with respect to Epic Bancorp, investors and others are cautioned to consider these and other risks and uncertainties.  Epic Bancorp disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

EPIC BANCORP AND SUBSIDIARIES

Consolidated Balance Sheets

	December 31,	December 31,
	2004	2003	$ Change	% Change
	(unaudited)
Assets
Cash and cash equivalents:
Cash and due from banks	$5,295,071	$7,108,858	$(1,813,787)	-25.5%
Federal funds sold	16,435,481	7,681,259	8,754,222	114.0%
Total Cash and Cash Equivalents	21,730,552	14,790,117	6,940,435	46.9%

Interest-bearing time deposits in other financial institutions	999,646	12,844,233	(11,844,587)	-92.3%
Investment securities
Available-for-sale	22,039,802	—	22,039,802	N/A
Held-to-maturity, at cost	40,851,486	18,907,115	21,944,371	116.1%
Federal Home Loan Bank restricted stock, at cost	6,933,500	3,609,300	3,324,200	92.1%
Pacific Coast Banker’s Bank restricted stock, at cost	50,000	50,000	—	0.0%
Loans receivable	329,251,030	249,144,433	80,106,597	32.2%
Less: Allowance for loan losses	(3,600,433)	(2,726,078)	(874,355)	32.1%
	325,650,597	246,418,355	79,232,242	32.2%
Bank premises and equipment, net	2,705,252	1,518,231	1,187,021	78.2%
Accrued interest receivable	1,996,677	1,303,658	693,019	53.2%
Other assets	2,748,159	2,519,554	228,605	9.1%
Total Assets	$425,705,671	$301,960,563	$123,745,108	41.0%

Liabilities and Stockholders’ Equity
Liabilities
Deposits
Noninterest-bearing deposits	$13,029,710	$9,528,413	$3,501,297	36.7%
Interest-bearing checking deposits	7,773,492	9,588,911	(1,815,419)	-18.9%
Money market and saving deposits	123,001,493	87,057,662	35,943,831	41.3%
Certificates of deposit greater than or equal to $100,000	70,270,833	28,033,838	42,236,995	150.7%
Certificates of deposit less than $100,000	60,544,446	77,417,310	(16,872,864)	-21.8%
Total Deposits	274,619,974	211,626,134	62,993,840	29.8%
Federal Home Loan Bank Advances	115,780,636	65,101,242	50,679,394	77.8%
Junior Subordinated Debentures	10,310,000	10,310,000	—	0.0%
Accrued interest payable and other liabilities	1,820,383	1,049,088	771,295	73.5%
Total Liabilities	402,530,993	288,086,464	114,444,529	39.7%

Commitment and Contingencies

Stockholders’ Equity
Common stock, no par value; 10,000,000 shares authorized; 3,665,702 and 3,136,959 shares issued and outstanding at December 31, 2004 and December 31, 2003, respectively	10,159,239	3,712,516	6,446,723	173.6%
Retained earnings	13,244,716	10,161,583	3,083,133	30.3%
Accumulated other comprehensive income	(229,277)	—	(229,277)	N/A
Total Stockholders’ Equity	23,174,678	13,874,099	9,300,579	67.0%
Total Liabilities and Stockholders’ Equity	$425,705,671	$301,960,563	$123,745,108	41.0%

EPIC BANCORP AND SUBSIDIARIES

Consolidated Statements of Income (Unaudited)

For the Three Months Ended December 31, 2004 and 2003

	Three Months Ended
	December 31,
	2004	2003	$ Change	% Change

Interest Income
Interest and fees on loans	$5,199,769	$4,162,864	$1,036,905	24.9%
Interest on investment securities	578,258	300,292	277,966	92.6%
Interest on Federal funds sold	46,283	9,504	36,779	387.0%
Interest on other investments	58,436	35,170	23,266	66.2%
Interest on deposits in other financial institutions	11,670	33,390	(21,720)	-65.0%
Total Interest Income	5,894,416	4,541,220	1,353,196	29.8%
Interest Expense
Interest expense on deposits	1,274,191	1,007,722	266,469	26.4%
Interest expense on borrowed funds	743,469	404,454	339,015	83.8%
Interest expense on Junior Subordinated Debentures	149,096	121,333	27,763	22.9%
Total Interest Expense	2,166,756	1,533,509	633,247	41.3%
Net Interest Income Before Provision for Loan Losses	3,727,660	3,007,711	719,949	23.9%
Provision for Loan Losses	242,238	215,000	27,238	12.7%
Net Interest Income After Provision for Loan Losses	3,485,422	2,792,711	692,711	24.8%
Noninterest Income
Gain (Loss) on sale of loans, net	186,498	—	186,498	N/A
Gain (Loss) on sale of securities, net	(4,688)	219,318	(224,006)	-102.1%
Loan servicing	29,234	22,662	6,572	29.0%
Other income	113,626	61,261	52,365	85.5%
Total Noninterest Income	324,670	303,241	21,429	7.1%
Noninterest Expenses
Salaries and benefits	1,542,914	1,181,268	361,646	30.6%
Occupancy	291,063	167,858	123,205	73.4%
Advertising	53,591	124,191	(70,600)	-56.8%
Professional	89,118	95,813	(6,695)	-7.0%
Data processing	67,365	48,887	18,478	37.8%
Equipment and depreciation	66,588	49,528	17,060	34.4%
Other administrative	433,770	336,427	97,343	28.9%
Total Noninterest Expense	2,544,409	2,003,972	540,437	27.0%

Income Before Income Taxes	1,265,683	1,091,980	173,703	15.9%
Provision for Income Taxes	219,800	434,000	(214,200)	-49.4%
Net Income	$1,045,883	$657,980	$387,903	59.0%
Earnings Per Share
Basic	$0.29	$0.21	$0.08	38.1%

Diluted	$0.28	$0.21	$0.07	33.3%

EPIC BANCORP AND SUBSIDIARIES

Consolidated Statements of Income (Unaudited)

For the Twelve Months Ended December 31, 2004 and 2003

	Twelve Months Ended December 31,
	2004	2003	$ Change	%Change

Interest Income
Interest and fees on loans	$19,105,808	$15,517,530	$3,588,278	23.1%
Interest on investment securities	2,067,808	1,567,226	500,582	31.9%
Interest on Federal funds sold	95,287	22,315	72,972	327.0%
Interest on other investments	255,639	177,692	77,947	43.9%
Interest on deposits in other financial institutions	78,435	165,682	(87,247)	-52.7%
Total Interest Income	21,602,977	17,450,445	4,152,532	23.8%
Interest Expense
Interest expense on deposits	4,421,577	4,231,621	189,956	4.5%
Interest expense on borrowed funds	2,634,890	1,553,173	1,081,717	69.6%
Interest expense on Junior Subordinated Debentures	545,975	518,116	27,859	5.4%
Total Interest Expense	7,602,442	6,302,910	1,299,532	20.6%
Net Interest Income Before Provision for Loan Losses	14,000,535	11,147,535	2,853,000	25.6%
Provision for Loan Losses	874,355	783,956	90,399	11.5%
Net Interest Income After Provision for Loan Losses	13,126,180	10,363,579	2,762,601	26.7%
Noninterest Income
Gain (Loss) on sale of loans, net	342,705	7,177	335,528	4675.0%
Gain (Loss) on sale of securities, net	(41,660)	218,143	(259,803)	-119.1%
Loan servicing	155,175	115,695	39,480	34.1%
Other income	357,787	218,938	138,849	63.4%
Total Noninterest Income	814,007	559,953	254,054	45.4%
Noninterest Expenses
Salaries and benefits	5,051,924	3,686,046	1,365,878	37.1%
Occupancy	999,185	587,651	411,534	70.0%
Advertising	296,869	331,041	(34,172)	-10.3%
Professional	446,371	275,471	170,900	62.0%
Data processing	247,751	185,009	62,742	33.9%
Equipment and depreciation	275,767	230,486	45,281	19.6%
Other administrative	1,464,699	1,109,216	355,483	32.0%
Total Noninterest Expense	8,782,566	6,404,920	2,377,646	37.1%

Income Before Income Taxes	5,157,621	4,518,612	639,009	14.1%
Provision for Income Taxes	1,709,208	1,721,072	(11,864)	-0.7%
Net Income	$3,448,413	$2,797,540	$650,873	23.3%
Earnings Per Share
Basic	$0.97	$0.89	$0.08	9.0%

Diluted	$0.94	$0.87	$0.07	8.0%

EPIC BANCORP AND SUBSIDIARIES

Selected Ratios and Other Data

Unaudited

(Dollars in Thousands Except Per Share Amounts)

	At or For the Three Months Ended December 31,		At or For the Year Ended December 31,
	2004	2003	2004	2003
Profitability Ratios:
Return on average assets	1.02%	0.86%	0.90%	0.97%
Return on average equity	18.24%	19.38%	17.19%	22.24%
Net Interest Margin	3.70%	3.99%	3.75%	3.93%
Efficiency ratio	62.8%	60.5%	59.3%	54.7%

Other Information:
Average total assets	$409,985	$305,424	$381,913	$288,633
Average interest earning assets	401,041	299,316	373,439	299,316
Average equity	22,941	13,581	20,056	12,580
Average Basic Shares Outstanding	3,648,682	3,134,447	3,540,531	3,130,391
Average Diluted Shares Outstanding	3,733,072	3,192,037	3,623,066	3,197,989
Basic earnings per share	0.29	0.21	0.97	0.89
Diluted earnings per share	0.28	0.21	0.94	0.87

	At December 31 2004	At December 31 2003
Share Information:
Book value per share	$6.32	$4.42
Shares outstanding	3,665,702	3,136,957

Asset Quality Information:
Non-performing loans	$393	$—
Other real estate owned	—	—
Allowance for loan losses	3,600	2,726
Non-performing loans / total loans	0.12%	0.00%
Non-performing assets / total assets	0.09%	0.00%
Allowance for loan losses / loans outstanding	1.09%	1.09%
Allowance for loan losses / non-accrual loans	916.14%	N/A

Tamalpais Bank Capital Ratios:
Tier 1 leverage ratio	7.79%	7.50%
Tier 1 risk based capital ratio	10.09%	9.09%
Total risk based capital ratio	11.18%	10.18%

EPIC BANCORP AND SUBSIDIARIES

Average Balance Sheets (Unaudited)

	For the Three Months Ended
	12/31/04			12/31/03
(dollars in thousands)	Average Balance	Interest Income/ Expense	Yields Earned/ Paid	Average Balance	Interest Income/ Expense	Yields Earned/ Paid
Assets
Investment securities - taxable (1)	$68,632	$578	3.35%	$38,944	$300	3.06%
Other investments	6,892	58	3.35%	7,139	35	1.95%
Interest bearing deposits in other financial institutions	985	12	4.85%	4,376	33	2.99%
Federal funds sold	9,118	46	2.01%	4,055	10	0.98%
Loans (2)	315,414	5,200	6.56%	244,802	4,163	6.75%
Total Interest Earning Assets	401,041	5,894	5.85%	299,316	4,541	6.02%
Allowance for loan losses	(3,399)			(2,619)
Cash and due from banks	5,616			2,671
Net premises, furniture and equipment	2,648			1,543
Other assets	4,078			4,513
Total Assets	$409,985			$305,424

Liabilities and Shareholders’ Equity
Interest bearing checking	$7,077	12	0.67%	$5,831	10	0.68%
Savings deposits (3)	104,172	473	1.81%	84,894	326	1.52%
Time deposits	129,982	789	2.41%	109,017	672	2.45%
Other borrowings	119,891	743	2.47%	67,538	404	2.37%
Junior Subordinated Debentures	10,310	149	5.75%	10,310	121	4.66%
Total Interest Bearing Liabilities	371,432	2,166	2.32%	277,590	1,533	2.19%
Noninterest deposits	12,857			10,243
Other liabilities	2,755			4,010
Total Liabilities	387,044			291,843
Shareholders’ Equity	22,941			13,581
Total Liabilities and Shareholders’ Equity	$409,985			$305,424

Net interest income		$3,728			$3,008
Net interest spread (4)			3.53%			3.83%
Net interest margin (5)			3.70%			3.99%

(1)          The yields for securities were computed using the average amortized cost and therefore do not give effect for changes in fair value.

(2)          Loans, net of unearned income, include non-accrual loans but do not reflect average reserves for possible loan losses.

(3)          Savings deposits include Money Market accounts.

(4)          Net interest spread is the interest differential between total interest earning assets and total interest-bearing liabilities.

(5)          Net interest margin is the net yield on average interest earning assets.

	For the Year Ended
	12/31/04			12/31/03
(dollars in thousands)	Average Balance	Interest Income/ Expense	Yields Earned/ Paid	Average Balance	Interest Income/ Expense	Yields Earned/ Paid
Assets
Investment securities - taxable (1)	$64,113	$2,068	3.23%	$55,516	$1,567	2.82%
Other investments	6,728	256	3.80%	6,684	178	2.66%
Interest bearing deposits in other financial institutions	3,485	78	2.24%	4,500	166	3.69%
Federal funds sold	7,114	95	1.34%	2,156	22	1.02%
Loans (2)	291,999	19,106	6.54%	215,041	15,518	7.22%
Total Interest Earning Assets	373,439	21,603	5.78%	283,895	17,451	6.15%
Allowance for loan losses	(3,158)			(2,324)
Cash and due from banks	4,894			2,671
Net premises, furniture and equipment	2,300			1,489
Other assets	4,438			3,211
Total Assets	$381,913			$288,944

Liabilities and Shareholders’ Equity
Interest bearing checking	$6,368	42	0.66%	$5,833	48	0.82%
Savings deposits (3)	93,671	1,463	1.56%	79,579	1,241	1.56%
Time deposits	123,492	2,916	2.36%	105,742	2,943	2.78%
Other borrowings	110,571	2,635	2.38%	65,403	1,553	2.37%
Junior Subordinated Debentures	10,310	546	5.30%	10,310	518	5.02%
Total Interest Bearing Liabilities	344,412	7,602	2.21%	266,867	6,303	2.36%
Noninterest deposits	11,680			6,937
Other liabilities	5,765			2,560
Total Liabilities	361,857			276,364
Shareholders’ Equity	20,056			12,580
Total Liabilities and Shareholders’ Equity	$381,913			$288,944

Net interest income		$14,001			$11,148
Net interest spread (4)			3.58%			3.79%
Net interest margin (5)			3.75%			3.93%

(1)          The yields for securities were computed using the average amortized cost and therefore do not give effect for changes in fair value.

(2)          Loans, net of unearned income, include non-accrual loans but do not reflect average reserves for possible loan losses.

(3)          Savings deposits include Money Market accounts.

(4)          Net interest spread is the interest differential between total interest earning assets and total interest-bearing liabilities.

(5)          Net interest margin is the net yield on average interest earning assets.